FIRST AMENDMENT TO REPRESENTATIONS AGREEMENT

     This First Amendment to Representations Agreement (the "First Amendment") is entered into effective as of April 6, 2001, by and among Ferrellgas Partners, L.P., a Delaware limited partnership (the "Partnership"), Ferrellgas, Inc., a Delaware corporation and the general partner of the Partnership (the "General Partner"), Ferrellgas, L.P., a Delaware limited partnership (the "Subsidiary OLP"), and The Williams Companies, Inc., a Delaware corporation ("Williams") and successor in interest to Williams Natural Gas Liquids, Inc., a Delaware corporation. This First Amendment amends the Representations Agreement dated as of December 17, 1999 (the "Representations Agreement"), by and among the Partnership, the General Partner, the Subsidiary OLP and Williams Natural Gas Liquids, Inc. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning given to them in the Representations Agreement.

                                    RECITALS:

     WHEREAS, the Representations Agreement was executed in connection with the issuance of Senior Units by the Partnership to Williams Natural Gas Liquids, Inc.; and

     WHEREAS, the parties hereto desire to amend the Representations Agreement to reflect amendments incorporated in the Third Amended and Restated Agreement of Limited Partnership of the Partnership, which sets forth the rights, terms and obligations of the Senior Units and the holders thereof;

     NOW, THEREFORE, effective as of the date first set forth above, the Representations Agreement is amended as follows;

                                   ARTICLE 1

                                   AMENDMENTS

     1.1 Section 5(e) of the Representations Agreement is hereby amended and restated in its entirety to be as follows:

                  (e) the Seller covenants and agrees with the Purchaser that it will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, the Senior Units without the prior written consent of the Purchaser before the earlier of (i) December 31, 2005, or (ii) the occurrence of a Material Event (as defined in the Purchaser Partnership Agreement, as amended). Notwithstanding the foregoing, nothing herein shall prohibit the Seller or a permitted transferee thereof from (i) transferring the Senior Units to any of its affiliates so long as such affiliates agree in writing to be bound by the provisions of this Representations Agreement, as amended, (ii)
         offering, selling, contracting to sell, pledging or otherwise disposing, directly or indirectly, the Common Units issued upon conversion of the Senior Units, (iii) pledging the Senior Units to any

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         lender(s) of a permitted transferee which lender or lenders have loaned money to that transferee to enable that transferee to purchase, among other things, the Senior Units, or any refinancings thereof, provided that, for the avoidance of doubt, the lenders shall include Williams to the extent that entity or any affiliate thereof succeeds to the rights of the lenders, (iv) allowing the foreclosure on the Senior Units by the lenders referenced in clause (iii) upon a default under a loan
         agreement   entered  into  in  connection   with  clause   (iii),   (v)
         transferring the Senior Units in connection with any sale upon or after the foreclosure referenced in clause (iv), or (vi) transferring the Senior Units from JEF Capital Management, Inc. to Williams.

     1.2 The third notification address of Section 8 of the Representations Agreement is hereby amended by deleting in its entirety the address "Andrews and Kurth, L.L.P., 805 Third Avenue, New York, New York 10022, Attention: Michael Swidler, Telecopy: (212) 850-2929" and replacing it with the address "Vinson & Elkins, L.L.P., 666 Fifth Avenue, 26th floor, New York, New York 10103,
Attention: Michael Swidler, Telecopy: (917) 206-8100."

     1.3 The fifth notification address of Section 8 of the Representations Agreement is hereby amended by deleting in its entirety the address "Bracewell & Patterson LLP, South Tower Penzoil Place, 711 Louisiana Street, Suite 2900, Houston, Texas 77002, Attention: David L. Ronn, Telecopy: (713) 222-3208" and replacing it with the address "Mayer, Brown & Platt, 700 Louisiana Street, Suite 3600, Houston, Texas 77002, Attention: David L. Ronn, Telecopy: (713) 632-1825."

     1.4 There shall be added a new sentence to the end of Section 10, which shall read as follows:

                  No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

                                   ARTICLE 2

                               GENERAL PROVISIONS

     2.1 Except as expressly amended hereby, the Representations Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

     2.2 Sections 8 through 15 of the Representations Agreement shall apply to this First Amendment and be incorporated herein with the same force and effect as if those sections were reprinted as part of this First Amendment, including to the extent Sections 8 through 15 were expressly amended herein.


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     IN WITNESS  WHEREOF,  the parties hereto have executed this First Amendment effective for all purposes as of the date first set forth above.



        FERRELLGAS PARTNERS, L.P.

        By: Ferrellgas, Inc., its General Partner

        By:  /s/ Kevin T. Kelly
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             Kevin T. Kelly
             Senior Vice President

        FERRELLGAS, INC.

        By:  /s/ Kevin T. Kelly
           ---------------------------------------------------------------------
             Kevin T. Kelly
             Senior Vice President


        FERRELLGAS, L.P.

        By: Ferrellgas, Inc., its General Partner

        By:  /s/ Kevin T. Kelly
           ---------------------------------------------------------------------
             Kevin T. Kelly
             Senior Vice President


        THE WILLIAMS COMPANIES, INC.

        By:  /s/ S. J. Malcolm  By:  /s/ Don R. Wellendorf, his attorney in fact
           ---------------------------------------------------------------------
             Name:  S. J. Malcolm
             Title: Executive Vice President



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